SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

       Date of Report (Date of earliest event reported): September 7, 2004

                       Commission File Number: 000-030813

                                  AlphaRx, Inc.
             (Exact name of registrant as specified in its charter)


             Delaware                                     98-0177440
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)

                         168 Konrad Crescent, Suite 200
                        Markham, Ontario, Canada L3R 9T9
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (905) 479-3245

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURES.

On September 7, 2004, AlphaRx, Inc. issued a press release regarding completion of a $4,000,000 private placement. The press release is included as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

This Form 8-K and the press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

Exhibit No.      Description
----------       -----------

99.1             Press release of the Company dated September 7, 2004.

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                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: September 7, 2004


                                                      /s/ Michael M. Lee
                                                      -------------------------
                                                      Michael M. Lee, President